                                                                   EXHIBIT 10.13

                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------


     THIS AGREEMENT CERTIFIES THAT, for value received, JEFFREY A. STOOPS (the "Optionee"), is entitled to purchase from SBA COMMUNICATIONS CORPORATION, a Florida corporation (the "Company"), One Hundred Thousand (100,000) shares of the Company's Class A common stock (the "Common Stock"), subject to adjustment pursuant to Section 9 hereof, at the price of six dollars ($6.00) per share (the "Exercise Price").

     1.   Grant Under 1996 Stock Option Plan. This option is granted pursuant to
          ----------------------------------
and is governed by the Company's 1996 Stock Option Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. In the event of any inconsistency between this Agreement and the Plan, or if any issue is not addressed by this Agreement, the provisions of the Plan shall govern.

     2.   Grant as Nonqualifled Stock Option; Other Options.  The option right
          -------------------------------------------------
granted under this Agreement shall not be an "incentive stock option" as such term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company.

     3.   Vesting. Subject to the terms, provisions and limitations contained in
          -------
the Plan, the option granted under this Agreement shall vest and become exercisable in two installments of 33,333 shares each, and a third installment of 33,334 shares, with the first installment to vest on December 31, 1997, the second installment to vest on December 31, 1998 and the third installment to vest on December 31, 1999. Notwithstanding anything set forth in the Plan to the contrary, this option, once vested, may be exercised up to and including the date which is ten (10) years from the date this option is granted.

     4.   Accelerated Vesting. Notwithstanding anything set forth in the Plan to
          -------------------
the contrary, all options granted under this Agreement shall vest and become immediately exercisable in the event Optionee's employment with the Company is terminated "Without Cause," as such term is defined in that certain Employment Agreement between Optionee and the Company of even date herewith.

     5.   Partial Exercise. Exercise of this option up to the extent above
          ----------------
stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

     6.   Payment of Price. The Exercise Price is payable in cash and/or shares
          ----------------
of Stock (as such term is defined in the Plan) valued at its Fair Market Value at the time the option is exercised, or, in the discretion of the Compensation Committee of the Company's Board of Directors, either (i) in other property having a Fair Market Value (including some of the options granted hereunder) on the date of exercise equal to the option price, or (ii) by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Exercise Price.

     7.   Agreement to Purchase for Investment. By acceptance of this option,
          ------------------------------------
the Optionee agrees that a purchase of shares under this option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of the Act, or a registration statement is in effect pursuant to the Act with respect to the shares, and the Optionee agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with the Act.

     8.   Method of Exercising Option. Subject to the terms and conditions of
          ---------------------------
this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise an option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full Exercise Price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after such payment shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised by any person or persons other than the Optionee (if in compliance with the Plan), such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

     9.   No Obligation to Exercise Option. The grant and acceptance of this
          --------------------------------
option imposes no obligation on the Optionee to exercise the options.

     10.  Capital Changes and Business Successions. The Plan contains provisions
          ----------------------------------------
covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

     11.  Reservation of Common Stock. The Company will at all times reserve and
          ---------------------------
keep available for issuance upon the exercise of this Agreement such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full hereof, and upon such issuance such shares of Common Stock will be validly issued, fully paid, and nonassessable.

     12.  No Shareholder Rights or Obligation. This Agreement will not entitle
          -----------------------------------
the Optionee (or subsequent holder of this Agreement) hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Agreement will give rise to any obligation of the Optionee for the Exercise Price of Common Stock acquirable by exercise hereof or as a shareholder of the Company.

     13.  Entire Agreement.  This Agreement and the Plan represent the entire
          ----------------
understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties.

     14.  Amendments. Except as expressly contemplated by the Plan, the
          ----------
provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

     15.  Assignments. Except as otherwise provided herein, no party shall
          -----------
assign his or its rights and/or obligations hereunder without the prior written consent of each other party to this Agreement. Notwithstanding the foregoing, Optionee may transfer some of the options granted pursuant to this Agreement to another employee of the Company or its subsidiaries, which assignment shall otherwise be subject to all of the terms of this Agreement and the Plan, provided such assignee executes an agreement similar to this Agreement with the Company.

     16.  Further Assurances. The parties hereby agree from time to time to
          ------------------
execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

     17.  Binding Effect. All of the terms and provisions of this Agreement
          --------------
shall be binding upon, to the benefit of, and be enforceable by the parties and their respective legal representatives, successors and permitted assigns, whether so expressed or not.

     18.  Notices. All notices, requests, consents and other communications
          -------
required or permitted under this Agreement shall be in writing (including electronic transmission) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, electronically transmitted, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

If to Optionee:

     Jeffrey A. Stoops
     15575 Woodmar Court
     Wellington, Florida 33414

If to the Company:

     SBA Communications Corporation
     6001 Broken Sound Parkway, 4th Floor
     Boca Raton, Florida 33487
     Attn.: Steven E. Bernstein

or to such other address as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmed answer back if by electronic transmission; and (c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

     19.  Survival. All covenants, agreements, representations and warranties
          --------
made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     20.  Jurisdiction and Venue. The parties acknowledge that a substantial
          ----------------------
portion of the negotiations and anticipated performance of this Agreement occurred or shall occur in Palm Beach County, Florida. Any civil action or legal proceeding arising out of or relating to this Agreement shall be brought in the courts of record of the State of Florida in Palm Beach County or the United States District Court, Southern District of Florida, West Palm Beach Division. Each party consents to the jurisdiction of such court in any such civil action or legal proceeding and waives any objection to the laying of venue of any such civil action or legal proceeding in such court. Service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws, rules of procedure or local rules.

     21.  Enforcement Costs.  If any civil action, arbitration or other legal
          -----------------
proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that civil action, arbitration or legal proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by the attorney to the prevailing party.

     22.  Governing Law. This Agreement and all transactions contemplated by
          -------------
this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

     23.  Provision of Documentation to Optionee.  By signing this Agreement the
          --------------------------------------
Optionee acknowledges receipt of a copy of this Agreement and a copy of the Company's 1996 Stock Option Plan.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed, and the Optionee whose signature appears below acknowledges acceptance of an original copy of this Agreement.

Date of Grant:  as of March 14, 1997
Date of Agreement: March 14, 1997


                                        SBA COMMUNICATIONS CORPORATION


/s/ Jeffrey A. Stoops                   By: /s/ Steven E. Bernstein
-------------------------------            --------------------------------
Optionee                                     Steven E. Bernstein, President


     Jeffrey A. Stoops
-------------------------------
Print Name of Optionee


     15575 Woodmar Court
-------------------------------
Street Address


     Wellington,   Florida    33134
-----------------------------------
City                State  Zip Code